UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces New Findings in a Prostate Cancer Model Demonstrating Telomir-1 Also Resets DNA Methylation of Tumor Suppressor Genes Implicated in Two of the Most Persistent Challenges in Oncology—Metastasis and Treatment Resistance

Findings show that Telomir-1 restores the body’s natural tumor suppressor defenses by reversing abnormal DNA methylation of MASPIN and RASSF1A — genes that help block invasion, limit metastasis, and improve chemotherapy responsiveness in aggressive prostate cancer models.

On October 6, 2025, Telomir Pharmaceuticals, Inc. (the “Company”) announced new cancer results from preclinical studies of its lead investigational compound, Telomir-1, in aggressive prostate cancer models.

The studies demonstrated that Telomir-1 resets abnormal DNA methylation to restore the function of two additional critical tumor suppressor genes — MASPIN and RASSF1A. Both genes are frequently silenced in cancer, a change that is closely linked to metastasis and treatment resistance, two of the most significant challenges in oncology.

●	MASPIN (“tumor suppressor shield”):

MASPIN is a natural defense protein that blocks tumor invasion, regulates cell migration and angiogenesis, promotes apoptosis, and enhances treatment sensitivity. In an aggressive prostate-cancer model in vivo, MASPIN was silenced by DNA hypermethylation. Telomir-1 reversed the chemotherapy-induced DNA methylation to restore MASPIN activity, consistent with reactivation of this key tumor-suppressor pathway.

●	RASSF1A (“guardian gene”, also called SERPINB5):

RASSF1A is a critical regulator of cell cycle brakes, apoptosis, and suppression of metastasis. It is commonly silenced in aggressive cancers by hypermethylation. Telomir-1 reduced RASSF1A methylation in a dose-dependent manner, with stronger effects when combined with chemotherapy.

●	Implication: These results suggest Telomir-1 may reactivate natural tumor defenses, counteract chemotherapy-induced resistance mechanisms, and help limit metastasis — two of the most persistent challenges in oncology.

By reactivating MASPIN and RASSF1A through DNA methylation reset, Telomir-1 expands the potential to restore natural tumor defenses, counteract chemotherapy-induced resistance, and help limit cancer metastasis.

The Company is continuing its preclinical development of Telomir-1 and is currently advancing the program with IND-enabling studies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: October 6, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer